UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2016

Bravatek Solutions, Inc.
(Exact name of registrant as specified in its charter)

Colorado

(State or Other Jurisdiction of Incorporation)

000-1449574	32-0201472
(Commission File Number)	(IRS Employer Identification No.)

2028 E Ben White Blvd, Suite 240-2835, Austin, Texas	78741
(Address of Principal Executive Offices)	(Zip Code)

(866) 204-6703

(Registrant's telephone number, including area code)

___________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On February 17, 2016, the Company issued 66,790,353 shares of common stock to Adar Bays, LLC ("Adar Bays") in partial satisfaction of its obligations under, and the holder's election to convert a $3,600 long-term portion of, the Company's convertible promissory note issued to Adar Bays on December 19, 2014.

On February 23, 2016, the Company issued 70,964,750 shares of common stock to Adar Bays in partial satisfaction of its obligations under, and the holder's election to convert a $3,825 long-term portion of, the Company's convertible promissory note issued to Adar Bays on December 19, 2014.

On February 29, 2016, the Company issued 74,211,503 shares of common stock to Adar Bays in partial satisfaction of its obligations under, and the holder's election to convert a $4,000 long-term portion of, the Company's convertible promissory note issued to Adar Bays on December 19, 2014.

On March 3, 2016, the Company issued 85,343,228 shares of common stock to Adar Bays in partial satisfaction of its obligations under, and the holder's election to convert a $4,600 long-term portion of, the Company's convertible promissory note issued to Adar Bays on December 19, 2014.

On March 8, 2016, the Company issued 92,764,378 shares of common stock to Adar Bays in partial satisfaction of its obligations under, and the holder's election to convert a $5,000 long-term portion of, the Company's convertible promissory note issued to Adar Bays on December 19, 2014.

On June 29, 2016, the Company issued 75,091 shares of common stock to Adar Bays in partial satisfaction of its obligations under, and the holder's election to convert a $413 long-term portion of, the Company's convertible promissory note issued to Adar Bays on December 19, 2014.

On July 12, 2016, the Company issued 158,673 shares of common stock to Adar Bays in partial satisfaction of its obligations under, and the holder's election to convert a $785 long-term portion of, the Company's convertible promissory note issued to Adar Bays on December 19, 2014.

On August 4, 2016, the Company issued 688,979 shares of common stock to Adar Bays in partial satisfaction of its obligations under, and the holder's election to convert a $1,667 long-term portion of, the Company's convertible promissory note issued to Adar Bays on December 19, 2014.

On February 25, 2016, the Company issued 64,987,665 shares of common stock to Carebourn Capital LP ("Carebourn") in partial satisfaction of its obligations under, and the holder's election to convert a $3,867 long-term portion of, the Company's convertible promissory note issued to Carebourn on October 12, 2015.

On March 4, 2016, the Company issued 64,987,665 shares of common stock to Carebourn in partial satisfaction of its obligations under, and the holder's election to convert a $3,873 long-term portion of, the Company's convertible promissory note issued to Carebourn on October 12, 2015.

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On March 18, 2016, the Company issued 64,987,665 shares of common stock to Carebourn in partial satisfaction of its obligations under, and the holder's election to convert a 3,899 long-term portion of, the Company's convertible promissory note issued to Carebourn on October 12, 2015.

On March 28, 2016, the Company issued 108,146,419 shares of common stock to Carebourn in partial satisfaction of its obligations under, and the holder's election to convert a $6,489 long-term portion of, the Company's convertible promissory note issued to Carebourn on October 12, 2015.

On April 6, 2016, the Company issued 108,146,419 shares of common stock to Carebourn in partial satisfaction of its obligations under, and the holder's election to convert a 6,489 long-term portion of, the Company's convertible promissory note issued to Carebourn on October 12, 2015.

On April 13, 2016, the Company issued 127,536,080 shares of common stock to Carebourn in partial satisfaction of its obligations under, and the holder's election to convert a $7,652 long-term portion of, the Company's convertible promissory note issued to Carebourn on October 12, 2015.

On July 11, 2016, the Company issued 99,443 shares of common stock to Carebourn in partial satisfaction of its obligations under, and the holder's election to convert a $609 long-term portion of, the Company's convertible promissory note issued to Carebourn on October 12, 2015.

On February 16, 2016, the Company issued 41,035,898 shares of common stock to JSJ Investments Inc. ("JSJ") in partial satisfaction of its obligations under, and the holder's election to convert a $2,212 long-term portion of, the Company's replacement convertible promissory note issued to JSJ on January 19, 2015, and $123 in accrued interest.

On February 23, 2016, the Company issued 41,035,898 shares of common stock to JSJ in partial satisfaction of its obligations under, and the holder's election to convert a $2,212 long-term portion of, the Company's replacement convertible promissory note issued to JSJ on January 19, 2015, and $525 in accrued interest.

On February 29, 2016, the Company issued 41,035,898 shares of common stock to JSJ in partial satisfaction of its obligations under, and the holder's election to convert a $2,212 long-term portion of, the Company's replacement convertible promissory note issued to JSJ on January 19, 2015, and $180 in accrued interest.

On March 7, 2016, the Company issued 84,224,268 shares of common stock to JSJ in partial satisfaction of its obligations under, and the holder's election to convert a $4,540 long-term portion of, the Company's replacement convertible promissory note issued to JSJ on January 19, 2015, and $152 in accrued interest.

On March 14, 2016, the Company issued 52,590,215 shares of common stock to JSJ in partial satisfaction of its obligations under, and the holder's election to convert a $4,540 long-term portion of, the Company's replacement convertible promissory note issued to JSJ on January 19, 2015, and $61 in accrued interest.

On June 23, 2016, the Company issued 54,759 shares of common stock to JSJ in partial satisfaction of its obligations under, and the holder's election to convert a $301 long-term portion of, the Company's replacement convertible promissory note issued to JSJ on January 19, 2015.

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On June 29, 2016, the Company issued 73,748 shares of common stock to JSJ in partial satisfaction of its obligations under, and the holder's election to convert a $406 long-term portion of, the Company's replacement convertible promissory note issued to JSJ on January 19, 2015.

On July 7, 2016, the Company issued 95,764 shares of common stock to JSJ in partial satisfaction of its obligations under, and the holder's election to convert a $527 long-term portion of, the Company's replacement convertible promissory note issued to JSJ on January 19, 2015.

On July 12, 2016, the Company issued 125,729 shares of common stock to JSJ in partial satisfaction of its obligations under, and the holder's election to convert a $629 long-term portion of, the Company's replacement convertible promissory note issued to JSJ on January 19, 2015.

On August 2, 2016, the Company issued 186,557 shares of common stock to JSJ in partial satisfaction of its obligations under, and the holder's election to convert a $451 long-term portion of, the Company's replacement convertible promissory note issued to JSJ on January 19, 2015.

On March 1, 2016, the Company issued 43,539,402 shares of common stock to LG Capital Funding, LLC ("LG") in partial satisfaction of its obligations under, and the holder's election to convert a $2,917 long-term portion of, the Company's convertible promissory note, which included $2,675 in principal and a $242 portion of accrued interest issued to LG on January 9, 2015.

On March 17, 2016, the Company issued 62,049,253 shares of common stock to LG in partial satisfaction of its obligations under, and the holder's election to convert a $4,157 long-term portion of, the Company's convertible promissory note, which included $3,800 in principal and a $357 portion of accrued interest issued to LG on January 9, 2015.

On March 29, 2016, the Company issued 52,377,612 shares of common stock to LG in partial satisfaction of its obligations under, and the holder's election to convert a $3,509 long-term portion of, the Company's convertible promissory note, which included $3,200 in principal and a $309 portion of accrued interest issued to LG on January 9, 2015.

On May 18, 2016, the Company issued 63,443,880 shares of common stock to LG in partial satisfaction of its obligations under, and the holder's election to convert a $4,251 long-term portion of, the Company's convertible promissory note back end note, which included $4,000 in principal and a $251 portion of accrued interest issued to LG on January 9, 2015.

On June 22, 2016, the Company issued 55,115 shares of common stock to LG in partial satisfaction of its obligations under, and the holder's election to convert a $1,846 long-term portion of, the Company's convertible promissory back end note, which included $1,725 in principal and a $121 portion of accrued interest issued to LG on January 9, 2015.

On July 6, 2016, the Company issued 97,630 shares of common stock to LG in partial satisfaction of its obligations under, and the holder's election to convert a $1,047 long-term portion of, the Company's convertible promissory back end note, which included $975 in principal and a $72 portion of accrued interest issued to LG on January 9, 2015.

On March 2, 2016, the Company issued 64,758,000 shares of common stock to More Capital LLC ("More Capital") in partial satisfaction of its obligations under, and the holder's election to convert a $3,885 long-term portion of, the Company's convertible promissory back end note, which included $3,885 in principal to More Capital on October 28, 2015.

4

On June 29, 2016, the Company issued 75,238 shares of common stock to Rock Capital, LLC ("Rock Capital") in partial satisfaction of its obligations under, and the holder's election to convert a $1,280 long-term portion of, the Company's convertible promissory note, which included $815 in principal and $465 in accrued interest, issued to Rock Capital on January 27, 2016.

On June 22, 2016, the Company issued 107,049 shares of common stock to Union Capital, LLC ("Union") in partial satisfaction of its obligations under, and the holder's election to convert a $589 long-term portion of, the Company's convertible promissory note, which included $500 in principal and $89 in accrued interest, issued to Union on December 19, 2014.

On June 24, 2016, the Company issued 111,393 shares of common stock to Union in partial satisfaction of its obligations under, and the holder's election to convert a $613 long-term portion of, the Company's convertible promissory note, which included $520 in principal and $93 in accrued interest, issued to Union on December 19, 2014.

On June 28, 2016, the Company issued 150,118 shares of common stock to Union in partial satisfaction of its obligations under, and the holder's election to convert a $826 long-term portion of, the Company's convertible promissory note, which included $700 in principal and $126 in accrued interest, issued to Union on December 19, 2014.

On June 30, 2016, the Company issued 150,204 shares of common stock to Union in partial satisfaction of its obligations under, and the holder's election to convert a $826 long-term portion of, the Company's convertible promissory note, which included $700 in principal and $126 in accrued interest, issued to Union on December 19, 2014.

On July 5, 2016, the Company issued 149,338 shares of common stock to Union in partial satisfaction of its obligations under, and the holder's election to convert a $821 long-term portion of, the Company's convertible promissory note, which included $695 in principal and $126 in accrued interest, issued to Union on December 19, 2014.

On July 11, 2016, the Company issued 193,709 shares of common stock to Union in partial satisfaction of its obligations under, and the holder's election to convert a $1,065 long-term portion of, the Company's convertible promissory note, which included $900 in principal and $165 in accrued interest, issued to Union on December 19, 2014.

On July 12, 2016, the Company issued 194,840 shares of common stock to Union in partial satisfaction of its obligations under, and the holder's election to convert a $1,072 long-term portion of, the Company's convertible promissory note, which included $905 in principal and $167 in accrued interest, issued to Union on December 19, 2014.

On July 15, 2016, the Company issued 193,925 shares of common stock to Union in partial satisfaction of its obligations under, and the holder's election to convert a $1,067 long-term portion of, the Company's convertible promissory note, which included $900 in principal and $167 in accrued interest, issued to Union on December 19, 2014.

On July 21, 2016, the Company issued 312,955 shares of common stock to Union in partial satisfaction of its obligations under, and the holder's election to convert a $1,721 long-term portion of, the Company's convertible promissory note, which included $1,450 in principal and $271 in accrued interest, issued to Union on December 19, 2014.

On August 3, 2016, the Company issued 1,230,727 shares of common stock to Union in partial satisfaction of its obligations under, and the holder's election to convert a $2,978 long-term portion of, the Company's convertible promissory note, which included $2,500 in principal and $478 in accrued interest, issued to Union on December 19, 2014.

5

On June 22, 2016, the Company issued 54,733 shares of common stock to YP Holdings in partial satisfaction of its obligations under, and the holder's election to convert a $1,642 long-term portion of, the Company's convertible promissory notes accrued interest issued to YP Holdings on August 17, 2015.

On August 3, 2016, the Company issued 10,000,000 shares to YKTG, LLC in consideration of the consulting agreement with YKTG described in Item 8.01 herein.

The issuance of shares to YKTG, LLC was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act") as there was no general solicitation and the transactions did not involve a public offering, and issuances of the other shares were made in reliance on the exemption from registration provided by Sections 3(a)(9), 4(a)(1) and 4(a)(2) of the Securities Act as the common stock was issued in exchange for debt securities of the registrant held by each shareholder, there was no additional consideration for the exchange, there was no remuneration for the solicitation of the exchange, there was no general solicitation, and the transactions did not involve a public offering.

Item 8.01 Other Events.

On August 1, 2016, the Company entered into a consulting agreement with YKTG, LLC ("YKTG"), pursuant to which YKTG would, in consideration of the issuance of 10,000,000 shares of Company common stock, assist in the selection and management of subcontractors for new and forthcoming POs from major telecom carries (Verizon, Sprint, AT&T, etc.), offer PMO skills, systems, tools, and advice to the Company and the Company's strategic alliance partners, provide sales personnel and management to assist the Company with obtaining additional telecom purchase orders, provide sales leads for government telecom applications, assist the Company to drive sales for its existing "IDIQ" contracts, and assist the Company in updating its five-year strategic business plan.

On August 8, 2016, the Company entered into a new Master Subcontract Agreement and $8,400,000 purchase order with YKTG clarifying the terms of the Company's previous agreement and purchase orders with YKTG for decommissioning tower services for a major telecom carrier, the identity of which the Company was unable to disclose pursuant to the prior agreements.

On August 11, 2016, the Company received a $438,000 purchase order from JWH Telecommunications Inc. relating to radio-swap tower services in Ohio.

On August 11, 2016, the Company received a $2,109,942 purchase order from JWH Telecommunications Inc. relating to LTE tower services.

The foregoing descriptions of the agreements and purchase orders and the terms thereof are qualified in their entirety by the full text of such agreements, which are filed as Exhibits 99.1, 99.2, 99.3, and 99.4 to, and incorporated by reference in, this report.

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Item 9.01 Financial Statements and Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this report:

99.1	Consulting Agreement dated August 1, 2016

99.2	Master Subcontract Agreement dated August 8, 2016

99.3	JWH Purchase Order dated August 11, 2016

99.4	JWH Purchase Order dated August 11, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAVATEK SOLUTIONS, INC.

Date: August 16, 2016	By:	/s/ Thomas A. Cellucci
Thomas A. Cellucci
Chief Executive Officer

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